Buffalo Flexible Income Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares or Face Amount			Fair Value*
		COMMON STOCKS - 95.30%
		Communication Services - 4.18%
		Diversified Telecommunication Services - 3.47%
400,000		AT&T, Inc.	7,364,000
250,000		Verizon Communications, Inc. (c)	9,850,000
			17,214,000
		Entertainment - 0.71%
140,000		Lions Gate Entertainment Corp. - Class A - ADR (a)(b)	799,400
500,000		Lions Gate Entertainment Corp. - Class B - ADR (a)(b)	2,715,000
			3,514,400
		Total Communication Services (Cost $27,238,623)	20,728,400

		Consumer Staples - 19.03%
		Beverages - 4.84%
80,000		PepsiCo, Inc.	14,452,800
150,000		The Coca Cola Co.	9,541,500
			23,994,300
		Food & Staples Retailing - 2.76%
30,000		Costco Wholesale Corp.	13,695,000

		Food Products - 5.09%
300,000		B&G Foods, Inc.	3,345,000
89,000		ConAgra Foods, Inc.	3,444,300
150,000		General Mills, Inc.	12,577,500
60,000		Kellogg Co.	4,274,400
40,000		The Kraft Heinz Co.	1,628,400
			25,269,600
		Household Products - 6.02%
25,000		Colgate-Palmolive Co.	1,969,750
70,000		Kimberly-Clark Corp.	9,502,500
50,000		The Clorox Co.	7,016,500
75,000		The Procter & Gamble Co.	11,367,000
			29,855,750
		Personal Products - 0.32%
200,000		Haleon PLC - ADR (a)(b)	1,600,000
		Total Consumer Staples (Cost $42,971,866)	94,414,650

		Energy - 28.78%
		Energy Equipment & Services - 2.16%
200,000		Schlumberger Ltd. - ADR (b)	10,692,000

		Oil, Gas & Consumable Fuels - 26.62%
400,000		APA Corp.	18,672,000
125,000		Chevron Corp.	22,436,250
165,000		ConocoPhillips	19,470,000
140,000		Delek Logistics Partners LP	6,335,000
165,000		Exxon Mobil Corp. (c)	18,199,500
145,000		Hess Corp.	20,563,900
70,000		HF Sinclair Corp.	3,632,300
560,000		Kinder Morgan, Inc.	10,124,800
85,000		Marathon Petroleum Corp.	9,893,150
88,000		Suncor Energy, Inc. - ADR (b)	2,792,240
			132,119,140
		Total Energy (Cost $69,050,914)	142,811,140

		Financials - 8.13%
		Banks - 2.68%
108,850		Citizens Financial Group, Inc.	4,285,424
210,000		Truist Financial Corp.	9,036,300
			13,321,724
		Insurance - 5.45%
95,000		The Allstate Corp.	12,882,000
75,000		Arthur J. Gallagher & Co.	14,140,500
			27,022,500
		Total Financials (Cost $18,694,828)	40,344,224

		Health Care - 16.49%
		Biotechnology - 1.73%
100,000		Gilead Sciences, Inc.	8,585,000

		Health Care Equipment & Supplies - 2.58%
75,000		Abbott Laboratories	8,234,250
90,000		Baxter International, Inc.	4,587,300
			12,821,550
		Pharmaceuticals - 12.18%
15,000		Bristol-Myers Squibb Co.	1,079,250
45,000		Eli Lilly & Co.	16,462,800
181,920		GSK PLC - ADR (b)	6,392,669
75,000		Johnson & Johnson	13,248,750
80,000		Merck & Co., Inc.	8,876,000
270,000		Pfizer Inc.	13,834,800
50,000		Viatris, Inc.	556,500
			60,450,769
		Total Health Care (Cost $34,222,979)	81,857,319

		Industrials - 3.17%
		Commercial Services & Supplies - 2.54%
427,950		Pitney Bowes Inc.	1,626,210
70,000		Waste Management, Inc.	10,981,600
			12,607,810
		Electrical Equipment - 0.63%
100,000		ABB Ltd. - ADR (b)	3,046,000
5,000		Accelleron Industries AG - ADR (a)(b)	102,000
			3,148,000
		Total Industrials (Cost $6,980,455)	15,755,810

		Information Technology - 13.09%
		Communications Equipment - 1.68%
175,000		Cisco Systems, Inc.	8,337,000

		IT Services - 1.99%
70,000		International Business Machines Corp.	9,862,300

		Semiconductors & Semiconductor Equipment - 2.90%
170,000		Intel Corp.	4,493,100
90,000		QUALCOMM, Inc.	9,894,600
			14,387,700
		Software - 6.52%
135,000		Microsoft Corp.	32,375,700
		Total Information Technology (Cost $23,764,122)	64,962,700

		Materials - 2.43%
		Chemicals - 1.17%
115,000		Dow Inc.	5,794,850

		Metals & Mining - 1.26%
15,000		BHP Billiton Ltd. - ADR (b)	930,750
110,000		Cleveland-Cliffs, Inc. (a)	1,772,100
50,000		Rio Tinto PLC - ADR (b)	3,560,000
			6,262,850
		Total Materials (Cost $9,666,711)	12,057,700
		TOTAL COMMON STOCKS (Cost $232,590,498)	472,931,943

		REITS - 1.73%
		Real Estate - 1.73%
		Equity Real Estate Investment Trusts (REITs) - 1.73%
85,300		Digital Realty Trust, Inc.	8,553,031
		Total Real Estate (Cost $4,977,727)	8,553,031

		TOTAL REITS (Cost $4,977,727)	8,553,031

		SHORT TERM INVESTMENTS - 2.89%
		Investment Company - 2.89%
14,345,078		Fidelity Investments Money Market Funds - Government Portfolio - Class I - 4.074% (d)	14,345,078
		Total Investment Company	14,345,078

		TOTAL SHORT TERM INVESTMENTS (Cost $14,345,078)	14,345,078

		Total Investments (Cost ($251,913,303) - 99.92%	495,830,052
		Other Assets in Excess of Liabilities - 0.08%	413,251
		TOTAL NET ASSETS - 100.00%	$496,243,303

		ADR — American Depositary Receipt
		PLC — Public Limited Company
	(a)	Non Income Producing.
	(b)	Foreign Issued Security. The total value of these securities amounted to $32,630,059 (6.58% of net assets) at December 31, 2022.
	(c)	A portion of this investment is segregated as collateral for open written option contracts.
	(d)	The rate quoted is the annualized seven-day effective yield as of December 31, 2022.
	*	See the accompanying Notes regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Flexible Income Fund
Schedule of Options Written
December 31, 2022 (Unaudited)

Contracts		Notional Amount	$ Value
	CALL OPTIONS

	Exxon Mobil Corporation
800	Expiration: January 2023, Exercise Price: $115.00	308,840	616
	Verizon Communications Inc.
28	Expiration: February 2023, Exercise Price: $42.00	3,152,000	17,600
	Total Written Options (Premium received $17,485)	3,460,840	18,216

INVESTMENT VALUATION

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of December 31, 2022, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at December 31, 2022

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of December 31, 2022. These assets are measured on a recurring basis.

Buffalo Flexible Income Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$472,931,943	-	-	$472,931,943
REITs	8,553,031	-	-	8,553,031
Short Term Investments	14,345,078	-	-	14,345,078
Total*	$495,830,052	$-	-	$495,830,052
Written Options	$18,216	$-		$18,216

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended December 31, 2022.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased call options as of December 31, 2022. As of December 31, 2022, the Fund did hold written call options, with a quarterly average gross notional derivative amount of $7,890,199. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of December 31, 2022.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.